UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
  FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

June 5, 2026
Date of Report
(Date of Earliest Event Reported)
WSFS Financial Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35638	22-2866913
(State or Other Jurisdiction of Incorporation)	(SEC Commission File Number)	(IRS Employer Identification Number)
500 Delaware Ave,
Wilmington, Delaware, 19801
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, including Area Code: (302) 792-6000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	WSFS	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure
On June 5, 2026, Wilmington Savings Fund Society, FSB (the "Bank"), a subsidiary of WSFS Financial Corporation ("WSFS" or the "Company"), entered into a partnership with U.S. Bank National Association d/b/a Elan Financial Services ("Elan") to issue WSFS-branded credit cards. This partnership with Elan is expected to help the Bank deliver a best-in-class credit card experience to our clients, combining Elan's deep product expertise and network scale with the personalized service WSFS is known for. In conjunction with this partnership, the Bank has entered into an agreement to sell its credit card portfolio to Elan. This portfolio had an outstanding book balance of $36.3 million as of May 31, 2026 and the Company anticipates that its second quarter 2026 financial results will reflect a gain of approximately $1.7 million and a provision release of approximately $1.3 million, specific to this transaction. The Company does not expect this partnership will have a material impact on its financial results moving forward.
This information is being furnished under Item 7.01 of this Current Report on Form 8-K and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended ("Exchange Act") or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by the specific reference in such filing. The Company has not yet finalized its results for the second quarter of 2026 and therefore the actual amounts could differ from the amounts the Company anticipates as of the date of this Report, including differences due to the completion of the financial statement closing procedures, changes in facts, circumstances and/or assumptions or developments in the interim.
Forward-Looking Statements
This Current Report on Form 8-K contains estimates, predictions, opinions, projections and other “forward-looking statements” as that phrase is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, without limitation, references to the Company’s predictions or expectations of future business or financial performance, and management’s outlook or expectations for future financial results, including estimated gain and provision release relating to the Company's credit card portfolio and the transaction described herein. The words “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project” and similar expressions, among others, generally identify forward-looking statements. Such forward-looking statements are based on various assumptions (some of which may be beyond the Company’s control) and are subject to risks and uncertainties (which change over time) and other factors which could cause actual results to differ materially from those currently anticipated. Such risks and uncertainties include, but are not limited to, those discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and other documents filed by the Company with the Securities and Exchange Commission from time to time.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WSFS FINANCIAL CORPORATION

Date:	June 11, 2026	By:	/s/ David Burg
David Burg Executive Vice President, Chief Financial Officer